CONVERTIBLE NOTES	6 Months Ended
Jun. 30, 2026
Notes and other explanatory information [abstract]
CONVERTIBLE NOTES

NOTE 4 – CONVERTIBLE NOTES

On December 1, 2025, the Company entered into an agreement with RBW Capital (“RBW December”), pursuant to which the Company entered into a convertible loan agreement with number of primary investors. Following an amendment dated December 9, 2025, the total aggregate principal amount was increased to $20,625. From a cash flow perspective, the Company received total gross proceeds of $16,500 (before deduction of placement agent fee, legal expenses in total amount of $1,460). The difference of $4,125 represents an Original Issue Discount (“OID”) of 20%, which was fully earned upon closing and does not reduce the contractual principal amount of the notes.

Under the terms of the note, no interest applies unless an event of default occurs. The note includes customary default provisions for similar transactions, under which, in the event of default: (i) the principal amount increases automatically by 20%; (ii) default interest of 20% per annum applies; and (iii) all outstanding debt may be declared immediately due and payable.

The Company retains the right to prepay the outstanding balance at any time without penalty, providing flexibility to mitigate future dilution should alternative financing become available. To prevent a change in control, a Beneficial Ownership Limitation was established, restricting any Investor from owing more then 4.99% of the company’s outstanding ordinary shares at any given time.

The investor is entitled to convert the Note into ordinary shares of the Company at any time, at a conversion price equal to the greater of the following two amounts: (i) 85% of the lowest daily Volume Weighted Average Price (“VWAP”) during the five trading days immediately preceding conversion, representing a 15% discount to market price; (ii) A floor price of $1.5 per share was established to protect the Company and existing shareholders from excessive dilution, such that the conversion price cannot fall below this threshold.

The Company received aggregate loan proceeds of $16,500 in two separate tranches: $5,750 on December 3, 2025, and $10,750 on December 29, 2025.

The debt component was measured using the amortized cost method, while the conversion feature was classified as a derivative financial liability and measured at fair value through profit or loss. Based on Monte Carlo valuations performed for each tranche, the debt component was estimated at approximately $2,507 and $4,450, and the conversion feature at approximately $3,243 and $6,300 for Tranches 1 and 2, respectively.

As of December 31, 2025, outstanding loans in an aggregate amount of $11,984 had been converted into 3,695 ordinary shares. The outstanding principal balance of this loan amounts to $8,641.

In addition, as of December 31,2025 the amortized cost of the debt component amounted to $2,668, and the fair value of the conversion feature amounted to $3,083.

During January 2026, the investors converted the entire outstanding $8,641 principal amount of the convertible notes into1,820 ordinary shares of the Company. As of June 30, 2026, the convertible notes had been fully settled through conversion, and accordingly, the Company had no remaining liability or obligation related to these instruments.

SMX (SECURITY MATTERS) PUBLIC LIMITED COMPANY NOTES TO THE UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands except share and per share data)